MREIC

Supplemental Information

March 31, 2010

MONMOUTH REAL ESTATE INVESTMENT CORPORATION
Juniper Business Plaza
3499 Route 9 North, Suite 3-C
Freehold, NJ 07728

MREIC

Table of Contents

	Page
Consolidated Balance Sheets	3
Consolidated Statements of Operations	4
FFO and FAD Reconciliation	5
Financial Highlights	6
Consolidated Statements of Cash Flows	7
Capital Structure and Leverage Ratios	8
Debt Maturity	9
Property Table by Tenant	10
Property Table by State	11
Lease Expirations	12
Recent Acquisitions - Quarter	12
Property Table	13
Definitions	15
Press Release Dated May 7, 2010	16

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations, net operating income, EBITDA, funds available for distribution and net operating income, which are REIT industry financial measures that are not calculated in accordance with generally accepted accounting principles. Please see page 16 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company's filings with the SEC on Form 10-Q.

Consolidated Balance Sheets

ASSETS	March 31, 2010 (unaudited)	September 30, 2009
Real Estate Investments:		
Land	$74,980,817	$70,530,817
Buildings, Improvements and Equipment, net of Accumulated Depreciation of ----$53,830,912 and ---$49,298,190, respectively	307,101,810	275,349,764
Total Real Estate Investments	**382,082,627**	**345,880,581**
Real Estate Held for Sale, net of Accumulated Depreciation	2,724,261	2,724,261
Cash and Cash Equivalents	7,347,014	6,080,888
Securities Available for Sale at Fair Value	30,519,909	27,824,665
Tenant and Other Receivables	564,583	586,917
Deferred Rent Receivable	1,230,941	1,202,420
Loans Receivable, net	309,190	391,692
Prepaid Expenses	1,081,692	590,265
Financing Costs, net of Accumulated Amortization of $1,523,936 and $1,333,133, respectively	2,587,220	2,317,679
Lease Costs, net of Accumulated Amortization of $459,391 and $361,486, respectively	914,418	858,368
Intangible Assets, net of Accumulated Amortization of $3,974,189 and $3,561,925, respectively	5,733,750	6,200,014
Other Assets	42,293	336,687
TOTAL ASSETS	**$435,137,898**	**$394,994,437**
LIABILITIES AND SHAREHOLDERS' EQUITY		
Liabilities:		
Mortgage Notes Payable	$212,493,444	$192,050,283
Subordinated Convertible Debentures	13,990,000	13,990,000
Loans Payable	20,474,292	19,063,750
Accounts Payable and Accrued Expenses	1,884,357	2,083,542
Other Liabilities	3,355,988	2,915,712
Total Liabilities	**252,198,081**	**230,103,287**
Shareholders' Equity:		
Series A – 7.625% Cumulative Redeemable Preferred Stock, $33,062,500 liquidation value, 1,322,500 Shares Authorized; 1,322,500 Shares Issued and Outstanding	$33,062,500	$33,062,500
Common Stock – $.01 Par Value, 35,000,000 Shares Authorized; 28,766,200 and 25,788,779 Shares Issued and 28,761,200 and 25,783,779 Shares Outstanding, respectively	287,662	257,888
Excess Stock – $.01 Par Value, 5,000,000 Shares Authorized; No Shares Issued or Outstanding	-	-
Additional Paid – In Capital	140,415,938	125,606,953
Treasury Stock at Cost (5,000 shares)	(24,905)	(24,905)
Accumulated Other Comprehensive Gain	7,867,296	3,796,831
Loans to Officers, Directors and Key Employees	(1,201,563)	(1,201,563)
Undistributed Income	-	-
Total MREIC'S Shareholders' Equity	**180,406,928**	**161,497,704**
Noncontrolling Interest	2,532,889	3,393,446
Total Shareholders' Equity	**182,939,817**	**164,891,150**
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	**$435,137,898**	**$394,994,437**

Second Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Second Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Second Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Financial Highlights

(unaudited)

	Three Months Ended		Six Months Ended	
	3/31/2010	3/31/2009	3/31/2010	3/31/2009
Weighted Average Shares Outstanding				
Basic	28,404,900	24,808,329	27,890,982	24,708,641
Diluted	28,441,425	24,814,020	27,902,101	24,715,840
Net Income (Loss) Applicable to MREIC Common Shareholders	$2,502,232	$(2,026,603)	$4,346,203	$(3,650,946)
Basic	$0.09	$(0.08)	$0.16	$(0.15)
Diluted	0.09	(0.08)	0.16	(0.15)
Funds From Operations - FFO	$5,056,163	$707,379	$9,388,417	$1,509,076
Basic	$0.18	$0.03	$0.34	$0.06
Diluted	0.18	0.03	0.34	0.06
FFO Excluding Gains/(Losses) on Securities Transactions, net	$4,274,829	$4,044,761	$8,277,845	$8,091,656
Basic	$0.15	$0.16	$0.30	$0.33
Diluted	0.15	0.16	0.30	0.33
Funds Available for Distribution - FAD	$4,122,179	$3,860,694	$7,908,921	$7,717,466
Basic	$0.15	$0.16	$0.28	$0.31
Diluted	0.14	0.16	0.28	0.31
Dividends Declared per Common Share	$0.15	$0.15	$0.30	$0.30

Second Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Consolidated Statements of Cash Flows

(unaudited)

	Six Months Ended	
	3/31/2010	3/31/2009
CASH FLOWS FROM OPERATING ACTIVITIES		
Net Income (Loss)	$5,706,076	$(2,335,652)
Noncash Items Included in Net Income or Loss:		
Depreciation	4,532,722	4,227,187
Amortization	850,972	1,179,269
Stock Compensation Expense	5,364	49,176
(Gain) Loss on Securities Transactions, net	(1,110,572)	6,582,580
Changes In:		
Tenant, Deferred Rent and Other Receivables	(6,187)	675,066
Prepaid Expenses	(491,427)	(582,962)
Other Assets and Lease Costs	115,439	(189,535)
Accounts Payable, Accrued Expenses and Other Liabilities	241,091	635,327
NET CASH PROVIDED BY OPERATING ACTIVITIES	9,843,478	10,240,456
CASH FLOWS FROM INVESTING ACTIVITIES		
Purchase of Real Estate and Intangible Assets	(40,449,000)	-
Capital Improvements & Purchases of Equipment	(345,768)	(1,744,493)
Increase in Construction in Progress	-	(22,640)
Purchase of Noncontrolling Interest	(948,802)	-
Collections on Loans Receivable	82,502	36,169
Proceeds from Sale of Securities Available for Sale	7,089,247	945,792
Purchase of Securities Available for Sale	(4,603,454)	(2,013,756)
NET CASH USED IN INVESTING ACTIVITIES	(39,175,275)	(2,798,928)
CASH FLOWS FROM FINANCING ACTIVITIES		
Net Proceeds on Loans Payable	1,410,542	6,429,331
Repurchase of Subordinated Convertible Debentures	-	(1,000,000)
Proceeds from Mortgages	27,100,000	2,437,500
Principal Payments on Mortgages	(6,656,839)	(5,431,484)
Financing Costs Paid on Debt	(471,344)	(78,361)
Net Distributions to Noncontrolling Interests	(180,807)	(164,322)
Proceeds from the Exercise of Stock Options	350,440	-
Proceeds from Registered Direct Placement of Common Stock, net of offering costs	10,416,720	-
Proceeds from Issuance of Common Stock, net of reinvestments	6,042,975	325,523
Repurchase of Common Stock	-	(24,905)
Preferred Dividends Paid	(1,260,607)	(1,260,607)
Common Stock Distributions Paid, net of reinvestments	(6,153,157)	(5,283,890)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	30,597,923	(4,051,215)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,266,126	3,390,313
CASH AND CASH EQUIVALENTS		
BEGINNING OF PERIOD	6,080,888	5,348,262
END OF PERIOD	$7,347,014	$8,738,575

Second Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Capital Structure and Leverage Ratios
(unaudited)

	As of 3/31/2010	As of 3/31/2009	As of 9/30/2009
Mortgage Notes Payable	$212,493,444	$188,953,648	$192,050,283
Loans Payable	20,474,292	20,980,278	19,063,750
Subordinated Convertible Debentures	13,990,000	13,990,000	13,990,000
Total Debt	246,957,736	223,923,926	225,104,033
Noncontrolling Interest	2,532,889	3,509,521	3,393,446
Series A - 7.625% Cumul. Redeemable Preferred	33,062,500	33,062,500	33,062,500
Common Stock, Paid-in-Capital & Other	147,344,428	116,133,857	128,435,204
Total Shareholders' Equity	180,406,928	149,196,357	161,497,704
Total Book Capitalization	429,897,553	376,629,804	389,995,183
Accumulated Depreciation	53,830,912	44,973,093	49,298,190
Total Undepreciated Book Capitalization	**$483,728,465**	**$421,602,897**	**$439,293,373**
Shares Outstanding	28,761,200	24,965,411	25,783,779
Market Price Per Share	$8.41	$6.61	$6.96
Equity Market Capitalization	$241,881,692	$165,021,367	$179,455,102
Total Debt	246,957,736	223,923,926	225,104,033
Noncontrolling Interest	2,532,889	3,509,521	3,393,446
Preferred	33,062,500	33,062,500	33,062,500
Total Market Capitalization	**$524,434,817**	**$425,517,314**	**$441,015,081**
Total Debt	$246,957,736	$223,923,926	$225,104,033
less: Cash and Cash Equivalents	7,347,014	8,738,575	6,080,888
Net Debt	**$239,610,722**	**$215,185,351**	**$219,023,145**
Net Debt / Undepreciated Book Capitalization	49.5%	51.0%	49.0%
Net Debt / Total Market Capitalization	45.7%	50.6%	48.8%
Net Debt + Preferred / Total Market Capitalization	52.0%	58.3%	57.2%

	Three Months Ended (unaudited)		Fiscal Year Ended (unaudited)
	3/31/2010	3/31/2009	9/30/2009
Net Income (Loss)	$3,178,325	$(1,370,524)	$1,652,901
plus: Depreciation & Amortization	2,709,294	2,511,920	10,147,739
plus: Depreciation & Amortization from Discontinued Operations	7,515	349,014	383,029
plus: Interest Expense (includes Discontinued Operations)	3,787,207	3,453,905	13,897,398
less: (Gain)Loss On Securities Transactions, net	(781,334)	3,337,382	6,601,460
EBITDA	**$8,901,007**	**$8,281,697**	**$32,682,527**
Interest Expense (includes Discontinued Operations)	$3,787,207	$3,453,905	$13,897,398
Preferred Dividend	630,304	630,304	2,521,214
Total Fixed Charges	**$4,417,511**	**$4,084,209**	**$16,418,612**
Interest Coverage	**2.4 x**	**2.4 x**	**2.4 x**
Fixed Charge Coverage	**2.0 x**	**2.0 x**	**2.0 x**
Total Debt	$246,957,736	$223,923,926	$225,104,033
Annualized EBITDA	35,604,028	33,126,788	32,682,527
Total Debt / EBITDA	**6.9 x**	**6.8 x**	**6.9 x**

Second Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Second Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Property Table by Tenant

(unaudited)

Tenant	Property Count	Square Footage	% of Total Sq. Ft.	Annual Rent	% of Total Ann. Rent	Rent Per Sq. Ft. Occup.	Undepreciated Cost	Mortgage Balance
FedEx	33	3,280,276	47.8%	$21,184,000	55.7%	$6.46	$246,971,014	$123,537,515
Mead Corporation	1	388,671	5.7%	1,204,000	3.2%	3.10	12,553,964	4,790,118
Coca Cola / Western Container	2	328,211	4.8%	1,580,000	4.2%	4.81	18,328,843	9,617,823
Norton McNaughton of Squire, Inc.	1	306,000	4.5%	1,301,000	3.4%	4.25	12,972,474	7,378,434
Kellogg Company	4	238,664	3.5%	1,505,000	4.0%	6.31	17,390,888	7,240,794
Caterpillar Logistics Services, Inc.	1	217,970	3.2%	1,169,000	3.1%	5.36	14,868,857	9,028,436
Anheuser-Busch, Inc.	1	184,800	2.7%	1,147,000	3.0%	6.21	12,386,675	5,411,325
Carlisle Tire & Wheel Company	1	179,280	2.6%	675,000	1.8%	3.77	7,020,401	3,061,428
Home Depot USA, Inc.	1	171,200	2.5%	898,000	2.4%	5.25	11,228,867	5,595,504
HD Supply, Inc.	1	160,000	2.3%	594,000	1.6%	3.71	5,481,022	2,352,494
Maidenform, Inc.	1	148,000	2.2%	396,000	1.0%	2.68	4,859,862	3,550,000
Pittsburgh Glass Works	1	102,135	1.5%	449,000	1.2%	4.40	3,833,775	-
National Oilwell	1	91,295	1.3%	721,000	1.9%	7.90	8,050,000	5,310,629
Joseph T. Ryerson	1	89,052	1.3%	614,000	1.6%	6.89	6,809,488	3,029,710
DHL	1	83,000	1.2%	606,000	1.6%	7.30	6,670,298	4,179,418
Carrier Sales	2	244,317	3.6%	1,914,000	5.0%	7.83	22,096,500	11,662,278
Macy's East, Inc.	1	59,400	0.9%	451,000	1.2%	7.59	4,839,501	2,602,729
MagiKitch'n	1	37,660	0.5%	286,000	0.8%	7.59	2,820,000	2,437,500
Keystone Automotive	1	36,150	0.5%	129,000	0.3%	3.57	2,164,515	-
Graybar Electric Company	1	26,340	0.4%	109,000	0.3%	4.14	1,728,404	-
Sherwin-Williams Company	1	12,477	0.2%	161,000	0.4%	12.90	1,560,845	313,863
Various	2	334,247	4.9%	920,000	2.4%	4.39	4,648,069	-
Vacant	2	138,760	2.0%	-	-	-	9,438,212	1,393,446
Land	-	-	-	-	-	na	11,065	-
Total as of 3/31/10	**62**	**6,857,905**	**100.0%**	**$38,013,000**	**100.0%**	**$5.76**	**$438,733,539**	**$212,493,444**

Second Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Property Table by State

(unaudited)

State	Property Count	Square Footage	% of Total Sq. Ft.	Annual Rent	% of Total Ann. Rent	Rent Per Sq.Ft. Occup.	Undepreciated Cost	Mortgage Balance
Florida	9	786,188	11.5%	$5,257,000	13.8%	$6.69	$66,194,418	$40,316,114
Missouri	4	654,073	9.5%	2,021,000	5.3%	3.64	28,358,525	9,201,060
Illinois	6	654,029	9.5%	4,702,000	12.4%	7.19	55,405,066	20,937,613
Tennessee	2	517,675	7.5%	1,651,000	4.3%	3.19	19,375,776	12,652,882
North Carolina	4	455,067	6.6%	1,627,000	4.3%	3.93	19,191,877	9,498,294
South Carolina	2	397,776	5.8%	1,976,000	5.2%	4.97	20,579,144	9,987,851
Pennsylvania	2	329,134	4.8%	743,000	2.0%	3.61	6,110,572	2,437,500
Georgia	3	307,660	4.5%	1,764,000	4.6%	5.73	21,970,793	12,051,535
Virginia	4	305,770	4.5%	2,047,000	5.4%	6.69	22,642,568	8,012,334
Arizona	1	288,211	4.2%	1,248,000	3.3%	4.33	14,649,000	7,019,143
Ohio	3	267,903	3.9%	1,600,000	4.2%	5.97	19,173,482	11,967,697
Michigan	2	265,371	3.9%	1,735,000	4.6%	6.54	20,880,250	12,296,416
Kansas	2	219,280	3.2%	1,007,000	2.6%	4.59	10,700,244	5,660,108
Texas	3	367,466	5.4%	2,907,000	7.6%	7.91	32,392,669	22,185,450
New York	2	155,381	2.3%	1,315,000	3.5%	8.46	14,567,144	1,934,769
Maryland	1	149,384	2.2%	1,426,000	3.8%	9.55	14,375,829	9,146,185
Wisconsin	1	139,564	2.0%	901,000	2.4%	6.46	9,367,024	2,352,636
Colorado	2	138,235	2.0%	1,208,000	3.2%	8.74	13,537,456	5,546,161
New Jersey	2	102,173	1.5%	914,000	2.4%	9.11	6,196,998	2,602,729
Nebraska	1	88,140	1.3%	535,000	1.4%	6.07	5,681,712	1,464,429
Mississippi	2	62,340	0.9%	249,000	0.7%	3.99	3,206,404	-
Minnesota	1	59,425	0.9%	433,000	1.1%	7.29	5,157,126	1,989,650
Alabama	1	56,698	0.8%	278,000	0.7%	4.90	3,466,918	1,882,231
Connecticut	1	54,812	0.8%	340,000	0.9%	6.20	3,388,029	1,350,657
Iowa	1	36,150	0.5%	129,000	0.3%	3.57	2,164,515	-
Total as of 3/31/10	**62**	**6,857,905**	**100.0%**	**$38,013,000**	**100.0%**	**$5.76**	**$438,733,539**	**$212,493,444**

Second Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Second Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Property Table

(unaudited)

No	Tenant	City	State	Fiscal Year Acquisition	Occup.	Square Footage	Annual Rent	Rent Per Sq. Ft. Occup.	Lease Exp. Term	Undepreciated Cost	Mortgage Balance
1	FedEx	Memphis	TN	2009	100.0%	449,900	$1,281,000	$2.85	9.2 Yrs	$14,600,000	$9,860,670
2	Mead Corporation	St. Joseph	MO	2001	100.0%	388,671	1,204,000	3.10	5.7 Yrs	12,553,964	4,790,118
3	Norton McNaughton of Squire, Inc.	Hanahan	SC	2005	100.0%	306,000	1,301,000	4.25	5.1 Yrs	12,972,474	7,378,434
4	Various	Monaca	PA	1997	57.8%	291,474	457,000	2.71	na	3,290,572	-
5	Western Container Corp	Tolleson	AZ	2003	100.0%	288,211	1,248,000	4.33	2.1 Yrs	14,649,000	7,019,143
6	Caterpillar Logistics Services, Inc.	Griffin	GA	2006	100.0%	217,970	1,169,000	5.36	6.7 Yrs	14,868,857	9,028,436
7	Fedex Ground Package System. Inc	Orion	MI	2007	100.0%	193,371	1,285,000	6.65	7.3 Yrs	16,683,289	11,398,081
8	Anheuser-Busch, Inc.	Granite City	IL	2001	100.0%	184,800	1,147,000	6.21	1.2 Yrs	12,386,675	5,411,325
9	Carrier Sales	Dallas	TX	2010	100.0%	184,317	1,518,000	8.24	8.8 Yrs	17,740,000	11,662,278
10	Carlisle Tire & Wheel Company	Edwardsville	KS	2003	100.0%	179,280	675,000	3.77	2.2 Yrs	7,020,401	3,061,428
11	Home Depot USA, Inc.	Montgomery	IL	2007	100.0%	171,200	898,000	5.25	5.3 Yrs	11,228,867	5,595,504
12	Fedex Ground Package System. Inc	Tampa	FL	2004	100.0%	170,779	1,412,000	8.27	8.8 Yrs	17,660,003	10,366,544
13	HD Supply, Inc.	Monroe	NC	2001	100.0%	160,000	594,000	3.71	1.6 Yrs	5,481,022	2,352,494
14	Fedex Ground Package System. Inc	Beltsville	MD	2001	100.0%	149,384	1,426,000	9.55	8.3 Yrs	14,375,829	9,146,185
15	Maidenform, Inc.	Fayetteville	NC	1997	100.0%	148,000	396,000	2.68	2.8 Yrs	4,859,862	3,550,000
16	Fedex Ground Package System. Inc	Cudahy	WI	2001	100.0%	139,564	901,000	6.46	7.3 Yrs	9,367,024	2,352,636
17	Fedex Ground Package System. Inc	Wheeling	IL	2007	100.0%	123,000	1,386,000	11.27	7.2 Yrs	18,513,233	5,743,731
18	Federal Express Corporation	Richmond	VA	2001	100.0%	112,870	677,000	6.00	4.6 Yrs	7,596,570	2,749,791
19	Federal Express Corporation	Orlando	FL	2008	100.0%	110,638	646,000	5.84	7.7 Yrs	8,389,369	5,578,536
20	Fedex Ground Package System. Inc	Winston-Salem	NC	2002	100.0%	106,507	637,000	5.98	1.8 Yrs	6,655,193	3,595,800
21	Fedex Ground Package System. Inc	Cheektowaga	NY	2007	100.0%	104,981	962,000	9.16	9.4 Yrs	10,872,818	1,934,769
22	RPS Ground (FDX)	West Chester Twp	OH	2000	100.0%	103,818	499,000	4.81	3.4 Yrs	5,061,253	3,330,030
23	Pittsburgh Glass Works	O' Fallon	MO	1994	100.0%	102,135	449,000	4.40	2.3 Yrs	3,833,775	-
24	Vacant	Liberty	MO	1998	-	98,200	-	na	na	7,242,412	1,393,446
25	Federal Express Corporation	Jacksonville	FL	1999	100.0%	95,883	575,000	6.00	3.2 Yrs	6,090,506	3,133,096
26	Federal Express Corporation	Tampa	FL	2006	100.0%	95,662	572,000	5.98	7.5 Yrs	7,534,302	5,185,578
27	Fedex Ground Package System. Inc	El Paso	TX	2007	100.0%	91,854	668,000	7.27	5.5 Yrs	6,602,669	5,212,543
28	Fedex Ground Package System. Inc	Hanahan	SC	2005	100.0%	91,776	675,000	7.35	8.3 Yrs	7,606,670	2,609,417
29	National Oilwell	Houston	TX	2009	100.0%	91,295	721,000	7.90	12.5 Yrs	8,050,000	5,310,629
30	Fedex Ground Package System. Inc	Ft. Myers	FL	2003	100.0%	90,020	400,000	4.44	1.6 Yrs	4,451,044	2,456,715
31	Fedex Ground Package System. Inc	Cocoa	FL	2008	100.0%	89,101	739,000	8.29	6.6 Yrs	10,504,880	6,700,379
32	Joseph T. Ryerson	Elgin	IL	2002	100.0%	89,052	614,000	6.89	1.8 Yrs	6,809,488	3,029,710
33	Federal Express Corporation	Omaha	NE	1999	100.0%	88,140	535,000	6.07	3.6 Yrs	5,681,712	1,464,429
34	Federal Express Corporation	Bedford Heights	OH	2007	100.0%	84,600	456,000	5.39	3.4 Yrs	5,914,284	3,658,046
35	DHL	Roanoke	VA	2007	100.0%	83,000	606,000	7.30	6.7 Yrs	6,670,298	4,179,418
36	Fedex Ground Package System. Inc	Richfield	OH	2006	100.0%	79,485	645,000	8.11	6.6 Yrs	8,197,945	4,979,621
37	Federal Express Corporation	Schaumburg	IL	1997	100.0%	73,500	496,000	6.75	7.0 Yrs	4,905,958	843,480
38	Federal Express Corporation	Romulus	MI	1998	100.0%	72,000	450,000	6.25	1.2 Yrs	4,196,961	898,335
39	Fedex Ground Package System. Inc	Denver	CO	2005	100.0%	69,865	564,000	8.07	8.3 Yrs	6,348,816	2,674,169
40	Kellogg Sales Company	Tampa	FL	2007	100.0%	68,385	444,000	6.49	1.8 Yrs	5,580,159	2,872,641
41	Fedex Ground Package System. Inc	Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	8.5 Yrs	7,188,640	2,871,992
42	Federal Express Corporation	Chattanooga	TN	2007	100.0%	67,775	370,000	5.46	2.6 Yrs	4,764,711	2,792,212
43	Kellogg Sales Company	Kansas City	MO	2007	100.0%	65,067	368,000	5.66	2.3 Yrs	4,728,374	3,017,496
44	Carrier Sales	Richmond	VA	2007	100.0%	60,000	396,000	6.60	1.2 Yrs	4,356,500	-
45	Federal Express Corporation	White Bear Lake	MN	2007	100.0%	59,425	433,000	7.29	1.1 Yrs	5,157,126	1,989,650
46	Macy's East, Inc.	Carlstadt	NJ	2007	100.0%	59,400	451,000	7.59	4.0 Yrs	4,839,501	2,602,729
47	Fedex Ground Package System. Inc	Augusta	GA	2005	100.0%	59,358	453,000	7.63	8.3 Yrs	5,320,993	1,898,099
48	Fedex Ground Package System. Inc	Huntsville	AL	2005	100.0%	56,698	278,000	4.90	4.4 Yrs	3,466,918	1,882,231
49	Keebler Company	Newington	CT	2001	100.0%	54,812	340,000	6.20	0.9 Yrs	3,388,029	1,350,657
50	Keebler Company	Orangeburg	NY	1993	100.0%	50,400	353,000	7.00	0.9 Yrs	3,694,326	-
51	Federal Express Corporation	Charlottesville	VA	1999	100.0%	49,900	368,000	7.37	0.4 Yrs	4,019,200	1,083,125
52	Various	Somerset	NJ	1970	95.6%	42,773	463,000	11.32	na	1,357,497

Second Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Second Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Second Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

FOR IMMEDIATE RELEASE

May 7, 2010

Contact:  Susan Jordan

   732-577-9996

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

REPORTS RESULTS FOR THE SECOND QUARTER ENDED MARCH 31, 2010

FREEHOLD, NJ, May 7, 2010........Monmouth Real Estate Investment Corporation (NASDAQ/MNRTA) reported net income attributable to common shareholders was $2,502,000 or $.09 per common share for three months ended March 31, 2010 as compared to net loss attributable to common shares of ($2,027,000) or ($.08) per common share for the three months ended March 31, 2009.  Funds from operations (FFO) were $5,056,000 or $.18 per share for the three months ended March 31, 2010, as compared to $707,000 or $.03 per share for the three months ended March 31, 2009.   The three months ended March 31, 2009 had non-cash impairment charges on securities available for sale of $.11 per common share.

A summary of significant financial information for the three and six months ended March 31, 2010 and 2009 is as follows:

                 Three Months Ended

                                                                                                                                              March 31,

	2010	2009
Rental and Reimbursement Revenue	$11,267,000	$10,496,000
Total Expenses	$5,654,000	$5,413,000
Interest and Dividend Income	$507,000	$623,000
Gain (Loss) on Securities Transactions, net	$781,000	$(3,337,000)
Net Income (Loss) Attributable to Common Shareholders	$2,502,000	$(2,027,000)
Net Income (Loss) Attributable to Common Shareholders Per Common Share	$.09	$(.08)
FFO (1)	$5,056,000	$707,000
FFO Per Common Share (1)	$.18	$.03
Weighted Avg. Diluted Common Shares Outstanding	28,441,000	24,814,000

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Second Quarter FY 2010 Press Release of Monmouth Real Estate Investment Corp.

               Six Months Ended

                                                                                                                                           March 31,

	2010	2009
Rental and Reimbursement Revenue	$21,957,000	$20,721,000
Total Expenses	$11,236,000	$10,469,000
Interest and Dividend Income	$1,139,000	$1,283,000
Gain (Loss) on Securities Transactions, net	$1,111,000	$(6,583,000)
Net Income (Loss) Attributable to Common Shareholders	$4,346,000	$(3,651,000)
Net Income (Loss) Attributable to Common Shareholders Per Common Share	$.16	$(.15)
FFO (1)	$9,388,000	$1,509,000
FFO Per Common Share (1)	$.34	$.06
Weighted Avg. Diluted Common Shares Outstanding	27,902,000	24,716,000

A summary of significant balance sheet information as of March 31, 2010 and September 30, 2009 is as follows:

	March 31, 2010	September 30, 2009
Total Real Estate Investments	$382,083,000	$345,881,000
Securities Available for Sale	$30,520,000	$27,825,000
Total Assets	$435,138,000	$394,994,000
Mortgage Notes Payable	$212,493,000	$192,050,000
Subordinated Convertible Debentures	$13,990,000	$13,990,000
Loans Payable	$20,474,000	$19,064,000
Total Shareholders’ Equity	$182,940,000	$164,891,000

Eugene W. Landy, President, commented on the results of the second quarter ended March 31, 2010,   “We are very pleased with the results of our second quarter which saw a continuation of solid growth in revenues, total assets, and FFO. During the quarter we purchased one industrial property representing 184,317 square feet for approximately $17.9 million.  After quarter end, we raised an additional $28.3 million in a common stock offering and fully repaid all of our loans payable, including our line of credit.  Based on our current liquidity position and full availability of our credit line, we are well positioned to continue to grow our portfolio.”

Monmouth Real Estate Investment Corporation, a real estate investment trust (REIT) specializing in net-leased industrial properties, will host its Second Quarter 2010 Financial Results Webcast and Conference Call.  Senior management will discuss quarterly results, current market conditions and future outlook on Monday, May 10, 2010 at 10:00 a.m. Eastern Time.

Monmouth Real Estate’s second quarter financial results and supplemental information herewith will be available on the company website at www.mreic.com in the “Financial Filings” section.

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Second Quarter FY 2010 Press Release of Monmouth Real Estate Investment Corp.

To participate in the webcast select the microphone icon at the top of the homepage on the company’s website at www.mreic.com.  Interested parties can also participate via conference call by calling toll free 800-860-2442 (domestically) or 412-858-4600 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Monday, May 10, 2010.  It will be available until May 24, 2010, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 439236.  A transcript of the call and the webcast replay will be available at the company’s website, www.mreic.com.

Monmouth Real Estate Investment Corporation, which was organized in 1968, is a publicly-owned real estate investment trust specializing in net-leased industrial properties.  The Company’s portfolio consists of sixty-one industrial properties and one shopping center located in twenty-five states.  In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. Factors and risks that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1)  Non-GAAP Information:  Funds from operations (FFO) is defined as net income (loss) applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization.   FFO per share is defined as FFO divided by weighted average shares outstanding.  FFO and FFO per share should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs).  FFO and FFO per share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis.  The items excluded from FFO and FFO per share are significant components in understanding the Company’s financial performance.

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Second Quarter FY 2010 Press Release of Monmouth Real Estate Investment Corp.

FFO and FFO per share (A) do not represent cash flow from operations as defined by generally accepted accounting principles; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity.  FFO and FFO per share, as calculated by the Company, may not be comparable to similarly entitled measures reported by other REITs.

The Company’s FFO for the three and six months ended March 31, 2010 and 2009 is calculated as follows:

                                 Three Months Ended

                  Six Months Ended

	3/31/10	3/31/09	3/31/10	3/31/09

Net Income (Loss)	$3,178,000	($1,371,000)	$5,706,000	($2,336,000)
Income to Noncontrolling Interest	(46,000)	(26,000)	(99,000)	(55,000)
Preferred Dividend	(630,000)	(630,000)	(1,261,000)	(1,261,000)
Depreciation Expense	2,298,000	2,099,000	4,533,000	4,204,000
Depreciation Expense Related to Discontinued Operations	-0-	12,000	-0-	24,000
Amortization of In-Place Lease Intangible Assets	256,000	286,000	509,000	571,000
Amortization of In-Place Lease Intangible Assets Related to Discontinued Operations	-0-	337,000	-0-	362,000
FFO	$5,056,000	$707,000	$9,388,000	$1,509,000

The following are the cash flows provided (used) by operating, investing and financing activities for the six months ended March 31, 2010 and 2009:

	Six Months Ended
	2010	2009

Operating Activities	$9,843,000	$10,240,000
Investing Activities	(39,175,000)	(2,799,000)
Financing Activities	30,598,000	(4,051,000)

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Second Quarter FY 2010 Press Release of Monmouth Real Estate Investment Corp.

The following is the net income (loss) per common share for the three and six months ended March 31, 2010 and 2009:

	Three Months Ended		Six Months Ended
	3/31/10	3/31/09	3/31/10	3/31/09

BASIC INCOME (LOSS) – PER SHARE
Income (Loss) from Continuing Operations	$.11	($.04)	$.20	($.09)
Less: Preferred Dividend	(.02)	(.03)	(.04)	(.05)
Income (Loss) from Discontinued Operations	-0-	(.01)	-0-	(.01)
Net Income (Loss) Attributable to MREIC’s Common Shareholders - Basic	$.09	($.08)	$.16	($.15)

DILUTED INCOME (LOSS) – PER SHARE
Income (Loss) from Continuing Operations	$.11	($.04)	$.20	($.09)
Less: Preferred Dividend	(.02)	(.03)	(.04)	(.05)
Income (Loss) from Discontinued Operations	-0-	(.01)	-0-	(.01)
Net Income (Loss) Attributable to MREIC’s Common Shareholders - Diluted	$.09	($.08)	$.16	($.15)

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Second Quarter FY 2010 Press Release of Monmouth Real Estate Investment Corp.